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                                                                    EXHIBIT 10.9

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT


          THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is made as of April 7, 1995 by and between Agile Software Corporation, a California corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to individually as an "Investor" and collectively the "Investors".

                     THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.   Purchase and Sale of Series A Preferred Stock. The Investors
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agree to purchase at the Closing and the Company agrees to sell and issue to the
Investors at the Closing, up to 1,500,000 shares of Series A Preferred Stock (collectively, the "Series A Shares").

          1.1  Closing: Subsequent Closings. The purchase and sale of the Series
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A Shares shall take place at the offices of Brobeck, Phleger & Harrison, 2200
Geng Road, Palo Alto, California, at 2:00 p.m., on April 7, 1995, or at such other time and place as the Company and the Investors hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Investors shares of Series A Preferred Stock against delivery to the Company by the Investors of a check or wire transfer, payable to the Company's order, in the amount set forth beside such Investor's name on Schedule A. The Company may sell additional Series A Shares to such purchasers as it shall select.

          2.   Representations and Warranties of the Investors. Each Investor
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hereby severally, but not jointly, represents and warrants that:

          2.1  Authorization. All action on the part of such Investor necessary
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for the authorization, execution, delivery and performance of this Agreement and purchase of the Series A Shares has been taken or will be taken prior to the Closing.

          2.2  Purchase Entirely for Own Account. This Agreement is made with
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such Investor in reliance upon such Investor's representation to the Company, which, by such Investor's execution of this Agreement, such Investor hereby confirms that the Series A Shares purchased by such Investor and any stock into which such Series A Shares may be converted (collectively, the "Securities") will be acquired for investment for such Investor's own account, and not with a view to the resale or distribution of any part thereof unless such resale or distribution is in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules or regulations promulgated thereunder, and, except as provided above, that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract,

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undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. Each Investor represents that it has full power and authority to enter into this Agreement.

          2.3  Disclosure of Information. Such Investor believes it has received
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all the information it considers necessary or appropriate for deciding whether to purchase the Series A Shares. Such Investor further represents that such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Shares. Such Investor is aware that investment in the Company is speculative and involves a high degree of risk. Such Investor, in evaluating the merits of an investment in the Company, has relied on the advice of its own personal tax and legal counsel, and is not relying on the Company or its counsel for an evaluation of the tax, legal or other consequences of an investment in the Company.

          2.4  Investment Experience. Such Investor is an experienced investor
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in securities of emerging growth high technology companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A Shares.

          2.5  Restricted Securities.  Such Investor understands that the
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Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. In this connection, such Investor represents that such Investor is familiar with SEC Rule 144 promulgated by the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          2.6  Further Limitations on Disposition. Without in any way limiting
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the representations set forth above, such Investor further agrees that such
Investor will not make any disposition of all or any portion of the Securities unless and until the transferee and any subsequent transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement, as amended, provided and to the extent such instruments are then applicable and:

          (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          (b) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the

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circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          2.7  Legends.  It is understood that the certificates evidencing the
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Securities may bear one or all of the following legends:

          (a) "THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT."

          (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the Code or any other legends required by applicable state securities or blue sky laws.

          3.   Commissioner of Corporations.
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          3.1  California Corporate Securities Law.  THE SALE OF THE SECURITIES
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WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE
COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          4.   Conditions of the Company's Obligations at Closing. The
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obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

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          4.1  Representations and Warranties. The representations and
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warranties of each Investor contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          4.2  Payment of Purchase Price. The Investors shall have delivered the
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purchase price for the Series A Shares specified in Section 1.2, as applicable.

          4.3  State Qualifications. The Commissioner of Corporations of the
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State of California shall have issued a permit qualifying the offer and sale to the Investors of the Securities or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

          4.4  Amended and Restated Articles of Incorporation.  The Secretary of
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State of the State of California shall have filed and cleared the Amended and
Restated Articles of Incorporation in substantially the form attached hereto as Exhibit A.
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          4.5  Investors' Rights Agreement.  Each of the Investors shall have
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executed a copy of the Investors' Rights Agreement in substantially the form attached hereto as Exhibit B.
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          5.   Miscellaneous.
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          5.1  Survival of Warranties.  The warranties, representations and
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covenants of the Company and the Investors contained in or made pursuant to this
Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          5.2  Successors and Assigns.  Except as otherwise provided herein, the
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terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          5.3  Governing Law.  This Agreement shall be governed by and construed
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under the laws of the State of California as applied to agreements among
California residents entered into and to be performed entirely within California.

          5.4  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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          5.5  Titles and Subtitles.  The titles and subtitles used in this
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Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          5.6  Notices.  Unless otherwise provided, any notice required or
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permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. If to the Company, a copy of any notice shall be sent in the same manner to (a) Agile Software Corporation, 1816 Marlyn Way, San Jose, CA 95125
Attention: President and (b) Brobeck, Phleger & Harrison, 2200 Geng Road, Palo Alto, California 94303, Attention: Margaret E. Nibbi, Esq.

          5.7  Finder's Fee. Each party represents that it neither is nor will
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be obligated for any finders' fee or commission in connection with this transaction.

          5.8  Expenses.  Each party shall pay all costs and expenses that it
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incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          5.9  Amendments and Waivers. Any term of this Agreement may be amended
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and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Series A Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all the Investors and the Company.

          5.10 Severability. If one or more provisions of this Agreement are
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held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             AGILE SOFTWARE CORPORATION


                                             By: /s/ Bryan D. Stolle
                                                 -------------------------------
                                                 Bryan D. Stolle
                                                 President and
                                                 Chief Executive Officer



                 Signature Page to Agile Software Corporation
                  Series A Preferred Stock Purchase Agreement